Exhibit 10.0


                    ASSUMPTION OF LIABILITY, INDEMNIFICATION
                           AND HOLD HARMLESS AGREEMENT

     This Indemnification and Hold Harmless Agreement (hereinafter "Agreement") is by and between Stan Abrams (hereinafter "Abrams") and Waste Conversion Systems, Inc., including each of its officers, directors, employees, agents, servants, attorneys, accountants, subsidiaries, parents, predecessors and successors (hereinafter "Waste") and is dated as of October 12, 2001.

     WHEREAS, Abrams and Waste have each been made a defendant in that certain action entitled JULES NORDLICHT v. STAN ABRAMS, individually; WASTE CONVERSION SYSTEMS, INC., a Nevada corporation (Colorado District Court City and County of Denver Case No. [not yet assigned]) (hereinafter "the Litigation"); and,

     WHEREAS, Abrams and Waste each believe that the Litigation is frivolous and is subject to numerous valid defenses; and,

     WHEREAS, Abrams desires to control the Litigation and may have separate counterclaims against the Plaintiff in the Litigation;

     NOW, THEREFORE, upon payment of agreed $20,000 consulting fee to Abrams, Abrams and Waste agree as follows:

     1.   Abrams shall be entitled to control the Litigation.

     2. Abrams shall and hereby does assume any and all liability that could, may or does attach to Waste in, as a result of, or in any way related to the Litigation and shall and hereby does agree to promptly pay any and all damages or other sums, including without limitation any and all sums for costs, expenses, attorneys' fees, expert fees, and travel costs involved in, as a result of, or in any way related to the Litigation.

     3. Abrams shall and hereby does agree to indemnify and hold Waste harmless from any and all claims and/or causes of action in, arising from, as a result of, and/or is in any way related to the Litigation.

     BY THEIR SIGNATURE BELOW, EACH PARTY HERETO ACKNOWLEDGES THAT THIS AGREEMENT AFFECTS HIS/ITS LEGAL RIGHTS, HAS READ THIS AGREEMENT, AND HAS HAD AN OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH AN ATTORNEY.



Dated: 10/30/01                      /s/ Stan Abrams
                                    -----------------
                                    Stan Abrams

Dated: 10/31/01                     WASTE CONVERSION SYSTEMS, INC.


                                     /s/ Glenna Price
                                    -----------------
                                    By: Glenna Price
                                    Its: Secretary